united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/20

Item 1. Reports to Stockholders.

Leland Real Asset Opportunities Fund

Class A Shares: GHTAX	Class C Shares: GHTCX	Class I Shares: GHTIX

Leland Thomson Reuters Private Equity Buyout Index Fund

Class A Shares: LDPAX	Class C Shares: LDPCX	Class I Shares: LDPIX

Leland Thomson Reuters Venture Capital Index Fund

Class A Shares: LDVAX	Class C Shares: LDVCX	Class I Shares: LDVIX

Semi-Annual Report

March 31, 2020

Advised by:

www.ghf-funds.com
1-877-270-2848

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.ghf-funds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Letter to Shareholders

April 22, 2020

Dear Shareholders,

Given the dramatic market activity over the last several weeks, we are presenting a Semi-Annual Letter to Shareholders of the Leland® Funds, including the Leland® Real Asset Opportunities Fund, the Leland® Thomson Reuters Venture Capital Index Fund, and the Leland® Thomson Reuters Private Equity Buyout Index Fund.

Performance review

Overall, the Funds’ recent performances have been negative as most major asset classes experienced major corrections in the first quarter of 2020. After a positive fourth quarter in 2019, 2020 started out negative in the equity markets, and things deteriorated from there with the coronavirus pandemic essentially bringing the global economy to a grinding halt. In record setting fashion, sell-offs in the world stock markets plunged most indices into bear market territory in a matter of weeks. As might be expected on the equity side, emerging markets posted the worst quarterly performance for the quarter ended March 31, 2020 coming in at -23.60% for the MSCI Emerging Markets Net Total Return Index. For the same period, the S&P 1500 Composite Total Return Index posted a loss of -20.57% while the MSCI EAFE Net Total Return Index was down -22.83%. On the alternatives side, real-assets faired even worse, with the S&P Real Assets Equity Total Return Index posting a loss of -27.69% in the first quarter. This dismal performance was accompanied, not surprisingly, by a surge in market volatility. The CBOE Volatility Index, which started the year near 12, spiked to over 82 in mid-March – a peak level that exceeded the previous high set during the 2008 financial crisis. Volatility also spilled over to the fixed income markets as well. A flight to safety pushed the ICE US Treasury 3-7 Year TR Index to a +6.36% gain for the quarter, while the Barclays US Aggregate Bond TR Index was up 3.15%, well off the high of 6.07% set in early March. High yield saw the iBoxx USD Liquid High Yield Index lose -11.99% in the quarter, down over 10% from the peak of 0.98% in mid-February.

The wide spread disruption in several different asset classes left little room for positive price movements. Cash and U.S treasuries became high demand safe havens. And even U.S. treasuries saw a significant uptick in volatility. Given the general asset allocation of the Leland® Funds to equities and real-asset sectors, they were not immune to the drop in prices, although on a relative basis the Leland® Thomson Reuters Venture Capital Index Fund did garner some outperformance to the broader U.S. equity market.

Leland® Real Asset Opportunities Fund (GHTAX, GHTCX, GHTIX)

For the trailing six-month period ended March 31, 2020, the Fund’s A-share returned -34.39% (-38.13% with load), the C-share returned -34.64%, and the I-share returned -34.23%. The benchmark S&P 500 TR fell -12.31% over the same period.

Letter to Shareholders

The Fund exhibited stable performance in the fourth quarter of 2019, gaining +4.47% (I-share). In particular, crude oil began to show signs of exiting a 6 year bear market as continued steady demand growth and signs that unprofitable US shale production—which had been propped up by unsustainable debt financing – was at last beginning to decline meaningfully.

However in February 2020, the sharp correction in markets driven by the pandemic-driven demand destruction (both observed and expected) hit the Fund’s sectors dramatically. The tangible-asset-backed sectors in which the Fund invests were hit hardest, with some sectors doubling the large losses in the general equity markets.

Despite the generally defensive nature of its business, fears of defaults and extended rent concessions drove the MSCI REIT Total Return Index sharply lower, returning -27.80% in the first quarter of 2020. Even with this dramatic drop, the REIT sector represented the best performance among the Fund’s sub-sectors. Basic materials, as measured by the Dow Jones US Basic Materials TR Index, fell -28.94% during the first quarter of 2020.

Oil and gas producers, as might be expected, were the most volatile throughout the period. The industry started the calendar year off on an optimistic note with WTI crude hitting $60, with expectations for further gains as material signs of weakness in U.S. shale production began to emerge. These positive expectations turned violently negative as demand destruction from the coronavirus drove a rapid collapse down to the $40s. Adding to the misery, an unexpected price war between Saudi Arabia and Russia drove a collapse to the $20s, marking a two decade low and the swiftest collapse ever recorded. The S&P Oil & Gas Exploration and Production Index experienced a sharp plunge of -65.04% in the first quarter of 2020.

Energy infrastructure names, though less affected relative to the producers, reflected the market’s panic and worries of producer bankruptcies. The Alerian MLP Index fell -57.19% during the first quarter of 2020.

The Fund’s cash position at the end of March was approximately 37%, much higher than the Fund’s long-run average of 15% and is a direct response to the coronavirus pandemic and its effects on global markets. Going forward, the Fund remains defensive despite what may look like an opportunity to reinvest.

For example, despite the sharp drop in the MSCI REIT Index, the Fund has dramatically reduced its exposure to equity REITs. This is due to the lack of visibility in forward cash flows. This is true not just in directly affected sub-sectors, such as retail and hospitality, but other sub-sectors such as office where we believe rent collection uncertainties override the relatively modest drops in share prices over the quarter.

While there are REIT subsectors which are meaningfully insulated from coronavirus driven weakness (self storage, data centers, cold storage, etc), we believe market prices are reflecting this resilience. In fact, with the recent re-inflating of equity markets on the back of government

Letter to Shareholders

intervention, we believe many of these insulated sub-sector companies now remain meaningfully overvalued relative to their prospects.

One REIT sub-sector we do see promise in is the mortgage REITs. We believe the high leverage nature of that business, combined with temporary mark-to-market losses (despite money-good underlying debt securities), drove rapid selling. Further need to raise liquidity and fears that some companies may have had their equity book value completely wiped out caused further panic selling (despite the Federal Reserve announcing an unlimited purchase of agency bonds). This resulted in several companies selling for a fraction of their current book values (adjusted for recent hedging losses), creating multiple-return potential. The Fund has attempted to capitalize on the dislocation we believe has occurred to allocate a full 25% to these names.

As forward cash flow expectations become clearer, we will continue to look for opportunities where fear or misunderstanding has caused these stable expectations to be ignored, and deploy the high levels of cash in the Fund into specific names we believe are most likely to benefit from such disconnect. Waiting for greater clarity will potentially result in the Fund missing some of the initial potential gains. However, we believe this is the prudent approach, as the Fund is specifically geared to invest in names which are mispriced relative to high-certainty cash flows, rather than speculating on the direction and magnitude of short-term underlying asset price movements.

Leland® Thomson Reuters Venture Capital Index Fund (LDVAX, LDVCX, LDVIX)

Investors in the Leland® Thomson Reuters Venture Capital Index Fund experienced performance in line with the benchmark index which is what we would anticipate from the Fund. The Fund’s I-share gained +2.55% for the 6-month period ended March 31, 2020, generally in line with the Thomson Reuters Venture Capital Index (TRVCI) which gained +3.45% over the same period. Similarly, the A-share gained +2.46% (-3.41% with load) while the C-share was up +2.09% over 6-month period ended March 31, 2020. The benchmark NASDAQ Composite Index fell -3.23% over the same 6-month period that, while negative, represents a significant outperformance over other equity market sectors.

TRVCI reflects the large concentration of current investments in the technology sector by venture capital firms and has been one of the strongest performing sectors. Indeed, technology currently represents approximately 75% of the index.

As of the end of the first quarter of 2020, the largest sector allocation remains software technology, reflecting the investment focus of the venture capital industry, and this is expected to be the case for the foreseeable future. Technology is followed by healthcare and smaller allocations to industrials, consumer goods and services, utilities & energy, and telecommunications.

Letter to Shareholders

During the six months ended March 31, 2020, the Fund utilized swap agreements to create economic leverage in the portfolio. Despite the weak performance of the markets in general throughout the first half of the Fund’s fiscal year, this additional exposure to the characteristics of the venture capital space had a positive impact on the Fund and its ability to generate positive returns.

Leland® Thomson Reuters Private Equity Buyout Index Fund (LDPAX, LDPCX, LDPIX)

Investors in the Leland® Thomson Reuters Private Equity Buyout Index Fund also experienced performance in line with the benchmark index, which is what we would anticipate from this Fund as well. For the six month period ended March 31, 2020, the Fund I-share fell -27.24%, generally in line with the Thomson Reuters Private Equity Buyout Index (TRPEI) which fell -26.94%. Similarly, the A-share lost -27.32% (-31.48% with load) while the C-share was down -27.61% over the six month period ending March 31, 2020. The benchmark S&P 500 TR fell -12.31% over the same period.

Unlike the Leland® Venture Capital Index Fund, the Leland® Thomson Reuters Private Equity Buyout Index Fund tends to have a less concentrated sector allocation. At the beginning of the Fund’s fiscal year, the largest sector allocations were to Technology and Energy / Industrials / Materials. TRPEI reflects the concentration of current investments in the Technology sector by buyout firms and this sector been one the strongest performing sectors so far this fiscal year. Unfortunately, the next largest sector included Energy, which has been impacted by an unprecedented drop in oil, fueled by coronavirus demand destruction as well as oversupply aggravated by a Russia-Saudi Arabia price war. Over the six months ended March 31, 2020, relative investment exposure across all sectors, including Technology, Energy / Industrials / Materials, Consumer Cyclicals, Financials, Consumer non-Cyclicals, and Healthcare, remained relatively steady, reflecting the current investment focus of the private equity buyout industry.

During the six months ended March 31, 2020, the Fund utilized swap agreements to create economic leverage in the portfolio. Given the weak performance of the markets in general throughout this period, this additional exposure to the characteristics of the private equity buyout space had a further negative impact on the Fund and its ability to generate positive returns.

Investment outlook

To recap, in a matter of three short weeks, we went from wondering whether the ten plus year equity bull market had additional upside potential, to concerning ourselves with when the global economy might reopen, not to mention just staying healthy. We went from low single digit unemployment to over 20 million jobless claims. Countless businesses are trying to stay viable in the face of no revenue. Many families are trying to figure out how to make things work with no income. We’ve seen a $2 trillion dollar relief package get swiftly passed, and already

Letter to Shareholders

government is bracing for another round. By now, it is fairly clear that U.S. GDP and global output in general will be posting dismal numbers for Q2, although admittedly knowing how bad it will be is difficult in the face of the massive amount of uncertainty surrounding when businesses may be allowed to open back up, not to mention trying to handicap the psychological ramification of the pandemic. When will people feel comfortable enough to venture back out and revert to some level of normalcy? Let’s face it, open restaurants and operational airlines without customers is not really an improvement. For sure, these are some unprecedented times.

In our view, the potential for a V-shape recovery is pretty much off the table, barring any coronavirus disease treatment or vaccine breakthroughs in the near term. We believe this likely leaves the economy bottoming out in Q2 or early Q3 and then slowly recovering throughout 2021. We also believe it is likely the stock market will retest the lows in March, as the hope for an expedient broad scale re-opening of the economy gives way to the reality that many more measures need to be put in place before social distancing can be safely unwound. It will take much longer to restart than it did to lock down. Admittedly, this is an unpleasant outlook. However, ultimately we know the U.S. economy, the U.S. stock market, and most importantly U.S. citizens are resilient and at some point the pandemic will be over, even if we can’t be sure of the timing or exact trajectory.

We thank you for your continued support and confidence in our management.

Sincerely,

Neil R. Peplinski, Chairman & Chief Investment Officer

Letter to Shareholders

Portfolio Investment Team

Neil R. Peplinski, CFA founded Good Harbor in 2003 and serves as a Managing Partner and Chief Investment Officer. Mr. Peplinski previously worked as a portfolio manager for Allstate Investments, overseeing a portfolio of collateralized debt obligations. Mr. Peplinski earned his MBA with High Honors from the University of Chicago Booth School of Business. He also holds a MSEE in Electromagnetics from the University of Michigan, and a BSEE in Electromagnetics from Michigan Technological University where he graduated summa cum laude.

David C. Armstrong serves as a Portfolio Manager. Mr. Armstrong joined Good Harbor in 2010 and became a member of the Investment Team in 2013. He previously worked as a Director of Research conducting analysis on the nature and structure of competition in the credit card market for financial services firms. Mr. Armstrong earned an MBA from the University of Chicago Booth School of Business, and a Bachelor of Arts from Knox College.

Yash Patel, CFA has served as Chief Operating Officer of Good Harbor since March 2010. Mr. Patel brings over 15 years of professional experience to the firm. His responsibilities include the management and leadership of operations, technology, trading, and portfolio management. Prior to joining Good Harbor Financial, Mr. Patel was a quantitative equity analyst for Allstate Investments, developing and implementing model-driven trading strategies. Previous to that, he worked and consulted for hedge funds including Bridgewater Associates and Citadel Investment Group. Mr. Patel earned a MBA with Honors from the University of Chicago Booth School of Business and a BS CSE from the Ohio State University.

Jeffrey H. Kim serves as the lead Portfolio Manager of the Leland® Real Asset Opportunities Fund and is the architect of the strategy. Prior, he was a Portfolio Manager at Chicago Capital Partners. Mr. Kim earned his MBA from the University of Chicago Booth School of Business. He also received a SM (MS) from the Massachusetts Institute of Technology and a BS from Northwestern University.

Letter to Shareholders

The S&P Composite 1500 Total Return Index combines three leading indices, the S&P 500, the S&P MidCap400, and the S&P SmallCap 600 to cover approximately 90% of the U.S. market capitalization.

The MSCI EAFE Total Return Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The MSCI Emerging Markets Total Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The ICE U.S. Treasury 3-7 Year Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years.

The Barclays US Aggregate Bond Total Return Index is an index designed to provide a measure of the performance of the U.S. investment grade bond market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass through securities and asset backed securities that are publicly offered for sale in the U.S.

The iBoxx USD Liquid High Yield Index is a modified market-value weighted index designed to provide a balanced representation of U.S. dollar-denominated high yield corporate bonds for sale within the United States by means of including the most liquid high yield corporate bonds available as determined by the index provider.

The Chicago Board Options Exchange Volatility Index (the “VIX”) reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of S&P 500 index options.

The S&P Real Assets Equity Total Return Index is a static weighted return of investable and liquid equity indexed components that measures the performance of real return strategies that invest in listed global property, infrastructure, natural resources, and timber and forestry companies.

The S&P 500 Total Return Index is the total return version of the S&P 500 Index which includes the effects of reinvested dividends. The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy through changes in the aggregate market value representing all major industries.

The MSCI US REIT Index is a free float market capitalization weighted index that is comprised of Equity REITs securities that belong to the MSCI US Investable Market 2500 Index.

The Dow Jones US Basic Materials Total Return Index represents the Basic Materials Industry as defined by the Dow Jones proprietary classification system. The index is one of ten indices that together make up the Dow Jones U.S. Index, which represents approximately 95% of U.S. market capitalization.

The S&P Oil & Gas Exploration & Production Select Industry Index represents the oil and gas exploration and production sub-industry portion of the S&P Total Markets Index.

The Alerian MLP Index is the leading gauge of energy Master Limited Partnerships (MLPs). The index is a float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization.

The NASDAQ Composite Index is a market-capitalization weighted index of more than 3,000 common equities listed on the NASDAQ stock exchange. The composition of the NASDAQ Composite is heavily weighted towards information technology companies.

Letter to Shareholders

The Thomson Reuters Venture Capital Index seeks to replicate the performance of the Thomson Reuters Venture Capital Research Index using liquid public securities across the sectors in which U.S. venture capital invests.

The Thomson Reuters Private Equity Buyout Index seeks to replicate the performance of the Thomson Reuters Private Equity Buyout Research Index using liquid public securities across the sectors in which U.S. private equity invests.

Investments cannot be made directly in an index. Unmanaged index returns assume the reinvestment of any distributions and do not reflect fees, expenses, or sales charges. Index performance is not indicative of the performance of any investment.

This information is being provided for informational purposes only, is subject to change. The opinions expressed in this article represent the current, good-faith views of the author at the time of publication. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. Fund holdings are subject to change without notice. Investments in alternative strategies may not be suitable for all investors.

5589-NLD-4/23/2020

LELAND REAL ASSET OPPORTUNITIES FUND
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures* for the periods ended March 31, 2020, as compared to its benchmark:

					Inception** -
	Six Month	One Year	Three Year	Five Year	March 31, 2020
Leland Real Asset Opportunities Fund - Class A	(34.39)%	(37.84)%	(15.87)%	(8.52)%	(7.84)%
Leland Real Asset Opportunities Fund - Class A with load	(38.13)%	(41.45)%	(17.50)%	(9.60)%	(8.67)%
Leland Real Asset Opportunities Fund - Class C	(34.64)%	(38.33)%	(16.52)%	(9.21)%	(8.53)%
Leland Real Asset Opportunities Fund - Class I	(34.23)%	(37.61)%	(15.64)%	(8.29)%	(7.59)%
S&P 500 Total Return Index ***	(12.31)%	(6.98)%	5.10%	6.73%	9.05%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2021 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing cost (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the adviser))) will not exceed 1.75%, 2.50% and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses before waivers are 2.06% for Class A shares, 2.81% for Class C shares and 1.81% for Class I shares per the February 1, 2020 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Redemptions of any class of shares made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is September 30, 2013.

***	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of March 31, 2020	% of Net Assets
Money Market Fund	37.1%
Common Stock - Transportation	10.8%
Diversified REITs	9.5%
Preferred Stock - REITs	7.8%
Mortgage REITs	7.3%
Preferred Stock - Transportation	6.8%
Health Care REITs	6.2%
Pipelines	5.7%
Oil & Gas	4.7%
Other Assets in Excess of Liabilities - Net	4.1%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures* for the periods ended March 31, 2020, as compared to its benchmark:

				Inception** -
	Six Month	One Year	Three Year	March 31, 2020
Leland Thomson Reuters Private Equity Buyout Index Fund - Class A	(27.32)%	(22.37)%	(1.97)%	2.16%
Leland Thomson Reuters Private Equity Buyout Index Fund - Class A with load	(31.48)%	(26.86)%	(3.88)%	0.83%
Leland Thomson Reuters Private Equity Buyout Index Fund - Class C	(27.61)%	(22.97)%	(2.73)%	1.50%
Leland Thomson Reuters Private Equity Buyout Index Fund - Class I	(27.24)%	(22.20)%	(1.76)%	2.39%
S&P 500 Total Return Index ***	(12.31)%	(6.98)%	5.10%	8.51%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2021 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigations expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers other than the adviser))) will not exceed 1.75%, 2.50% and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses before waivers are 2.06% for Class A shares, 2.81% for Class C shares and 1.81% for Class I shares per the February 1, 2020 Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Redemptions of any class of shares made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is September 18, 2015.

***	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of March 31, 2020	% of Net Assets
Internet	10.3%
Retail	8.0%
Software	7.6%
Money Market Fund	6.7%
Pharmaceuticals	6.6%
Semiconductors	6.5%
Diversified Financial Services	5.3%
Banks	4.8%
Aerospace/Defense	4.4%
Oil & Gas	4.2%
Other Assets in Excess of Liabilities - Net *	35.6%
100.0%

*	Includes derivatives.

Please refer to the Portfolio of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures* for the periods ended March 31, 2020, as compared to its benchmark:

					Inception** -	Inception*** -
	Six Month	One Year	Three Year	Five Year	March 31, 2020	March 31, 2020
Leland Thomson Reuters Venture Capital Index Fund - Class A	2.46%	2.30%	21.60%	18.33%	18.76%	N/A
Leland Thomson Reuters Venture Capital Index Fund - Class A with load	(3.41)%	(3.61)%	19.23%	16.93%	17.48%	N/A
Leland Thomson Reuters Venture Capital Index Fund - Class C	2.09%	1.46%	20.68%	N/A	N/A	19.45%
Leland Thomson Reuters Venture Capital Index Fund - Class I	2.55%	2.50%	21.85%	18.53%	18.96%	N/A
NASDAQ OTC Composite Index ****	(3.74)%	(0.38)%	9.21%	9.46%	10.59%	11.26%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2021, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads; brokerage fees and commission; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigations expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers other than the adviser))) will not exceed 1.75%, 2.50%, and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses before waivers are 2.07% for Class A shares, 2.82% for Class C shares and 1.82% for Class I shares per the February 1, 2020 Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Redemptions of any class of shares made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is October 2, 2014.

***	Inception date is September 23, 2015.

****	National Association of Securities Dealers Automated Quotation System (NASDAQ) is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The NASDAQ OTC Composite index is compiled of more than 4,800 stocks that are traded via this system. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of March 31, 2020	% of Net Assets
Software	27.0%
Internet	18.0%
Computers	10.1%
Commercial Services	7.9%
Money Market Fund	6.8%
Healthcare - Products	6.5%
Diversified Financial Services	5.1%
Healthcare - Services	3.2%
Pharmaceuticals	2.3%
Semiconductors	2.0%
Other Assets in Excess of Liabilities - Net *	11.1%
100.0%

*	Includes derivatives.

Please refer to the Portfolio of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

LELAND REAL ASSET OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2020

Shares		Fair Value
	COMMON STOCK - 21.2%
	PIPELINES - 5.7%
14,900	Enbridge, Inc.	$433,441

	TRANSPORTATION - 10.8%
41,483	Golar LNG Ltd.	326,886
153,374	Teekay Corp.*	484,662
		811,548
	OIL & GAS - 4.7%
22,502	Suncor Energy, Inc.	355,532

	TOTAL COMMON STOCK (Cost $2,239,019)	1,600,521

	PREFERRED STOCK - 14.6%
	TRANSPORTATION - 6.8%
41,052	Golar LNG Partners LP	512,739

	REITs - 7.8%
12,235	Capstead Mortgage Corp.	231,731
22,577	Two Harbors Investment Corp.	352,879
		584,610

	TOTAL PREFERRED STOCK (Cost $1,163,904)	1,097,349

	REAL ESTATE INVESTMENT TRUSTS - 26.7%
	DIVERSIFIED REITs - 9.5%
64,177	New Residential Investment Corp.	321,527
6,781	WP Carey, Inc.	393,840
		715,367
	HEALTH CARE REITs - 6.2%
19,404	Healthcare Trust of America, Inc.	471,129

	MORTGAGE REITs - 7.3%
32,088	Granite Point Mortgage Trust, Inc.	162,686
37,874	Starwood Property Trust, Inc.	388,208
		550,894
	SHOPPING CENTER REITs - 3.7%
28,899	Kimco Realty Corp.	279,453

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,260,235)	2,016,843

	SHORT-TERM INVESTMENT - 37.1%
	MONEY MARKET FUND - 37.1%
2,796,167	Invesco Short Term Investments Trust -Treasury Portfolio Institutional Class, to yield 0.30% ^ (Cost $2,796,167)	2,796,167

	TOTAL INVESTMENTS - 99.6% (Cost $9,459,325)	$7,510,880
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%	28,314
	NET ASSETS - 100.0%	$7,539,194

LP - Limited Partnership

REIT - Real Estate Investment Trust

*	Non-income producing security

^	Money market fund; interest rate reflects seven-day effective yield on March 31, 2020.

See accompanying notes to financial statements.

LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2020

Shares		Fair Value
	COMMON STOCK - 105.8%
	AEROSPACE/DEFENSE - 4.4%
685	Boeing Co.+	$102,161
434	L3Harris Technologies, Inc.	78,172
555	Lockheed Martin Corp.+	188,117
304	Northrop Grumman Corp.	91,975
580	Raytheon Co.	76,067
1,799	United Technologies Corp.+	169,700
		706,192
	AGRICULTURE - 2.0%
2,948	Altria Group, Inc.	113,999
797	Archer-Daniels-Midland Co.	28,038
2,474	Philip Morris International, Inc.+	180,503
		322,540
	APPAREL - 0.8%
1,630	NIKE, Inc.+	134,866

	AUTO MANUFACTURERS - 0.8%
4,831	Ford Motor Co.	23,334
1,497	General Motors Co.	31,108
148	Tesla, Inc.*	77,552
		131,994
	BANKS - 4.8%
7,260	Bank of America Corp.+	154,130
1,885	Citigroup, Inc.	79,396
289	Goldman Sachs Group, Inc.	44,677
2,694	JPMorgan Chase & Co.+	242,541
1,066	Morgan Stanley	36,244
352	PNC Financial Services Group, Inc.	33,693
1,072	Truist Financial Corp.	33,060
1,227	US Bancorp	42,270
3,416	Wells Fargo & Co.	98,039
		764,050
	BEVERAGES - 3.9%
482	Brown-Forman Corp.	26,756
6,121	Coca-Cola Co.+	270,854
253	Constellation Brands, Inc.	36,270
582	Monster Beverage Corp.*	32,743
2,201	PepsiCo, Inc.+	264,340
		630,963
	BIOTECHNOLOGY - 1.3%
599	Amgen, Inc.+	121,435
1,141	Gilead Sciences, Inc.	85,301
		206,736
	BUILDING MATERIALS - 0.3%
119	Martin Marietta Materials, Inc.	22,518
230	Vulcan Materials Co.	24,856
		47,374
	CHEMICALS - 3.5%
389	Air Products & Chemicals, Inc.	77,648
1,459	Dow, Inc.	42,661
1,356	DuPont de Nemours, Inc.	46,240
486	Ecolab, Inc.	75,733
1,051	Linde PLC	181,823
425	LyondellBasell Industries NV	21,093
459	PPG Industries, Inc.	38,372
158	Sherwin-Williams Co.	72,604
		556,174
	COMMERCIAL SERVICES - 2.6%
585	Automatic Data Processing, Inc.	79,958
498	Global Payments, Inc.	71,827
1,495	PayPal Holdings, Inc.*+	143,131
498	S&P Global, Inc.	122,035
		416,951

See accompanying notes to financial statements.

LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020

Shares		Fair Value
	COMPUTERS - 3.4%
919	Accenture PLC	$150,036
1,052	Apple, Inc.+	267,513
1,218	International Business Machines Corp.+	135,113
		552,662
	COSMETICS/PERSONAL CARE - 2.9%
1,312	Colgate-Palmolive Co.	87,064
323	Estee Lauder Cos., Inc.	51,467
2,921	Procter & Gamble Co.+	321,310
		459,841
	DIVERSIFIED FINANCIAL SERVICES - 5.3%
576	American Express Co.	49,311
93	BlackRock, Inc.	40,917
1,006	Charles Schwab Corp.	33,822
268	CME Group, Inc.	46,340
436	Intercontinental Exchange, Inc.	35,207
1,208	Mastercard, Inc.+	291,804
2,189	Visa, Inc.+	352,692
		850,093
	ELECTRIC - 1.2%
200	American Electric Power Co., Inc.	15,996
132	Consolidated Edison, Inc.	10,296
327	Dominion Energy, Inc.	23,606
302	Duke Energy Corp.	24,426
402	Exelon Corp.	14,798
201	NextEra Energy, Inc.	48,365
92	Sempra Energy	10,395
455	Southern Co.	24,634
126	WEC Energy Group, Inc.	11,104
192	Xcel Energy, Inc.	11,578
		195,198
	ELECTRONICS - 1.3%
1,510	Honeywell International, Inc.+	202,023

	ENVIRONMENTAL CONTROL - 0.5%
809	Waste Management, Inc.	74,881

	FOOD - 1.6%
903	General Mills, Inc.	47,651
213	Hershey Co.	28,223
2,249	Mondelez International, Inc.	112,630
800	Sysco Corp.	36,504
404	Tyson Foods, Inc.	23,379
		248,387
	FOREST PRODUCTS & PAPER - 0.1%
677	International Paper Co.	21,075

	HEALTHCARE-PRODUCTS - 3.3%
1,723	Abbott Laboratories+	135,962
676	Danaher Corp.	93,565
1,440	Medtronic PLC	129,859
343	Stryker Corp.	57,106
423	Thermo Fisher Scientific, Inc.+	119,963
		536,455
	HEALTHCARE-SERVICES - 1.5%
960	UnitedHealth Group, Inc.+	239,405

	HOUSEHOLD PRODUCTS/WARES - 0.4%
499	Kimberly-Clark Corp.	63,807

	INSURANCE - 1.7%
1,262	Berkshire Hathaway, Inc.*+	230,731
380	Chubb Ltd.	42,442
		273,173

See accompanying notes to financial statements.

LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020

Shares		Fair Value
	INTERNET - 10.3%
461	Alphabet, Inc.*+	$535,659
235	Amazon.com, Inc.*+	458,184
52	Booking Holdings, Inc.*	69,957
2,328	Facebook, Inc.*+	388,310
527	Netflix, Inc.*+	197,889
		1,649,999
	LODGING - 0.2%
360	Marriott International, Inc.	26,932

	MACHINERY-CONSTRUCTION & MINING - 0.8%
1,165	Caterpillar, Inc.+	135,187

	MACHINERY-DIVERSIFIED - 0.5%
571	Deere & Co.	78,889

	MEDIA - 3.3%
168	Altice USA, Inc.*	3,745
212	Charter Communications, Inc.*	92,498
5,914	Comcast Corp.+	203,323
2,369	Walt Disney Co.+	228,845
		528,411
	MINING - 0.5%
2,469	Freeport-McMoRan, Inc.	16,666
1,440	Newmont Corp.	65,203
		81,869
	MISCELLANEOUS MANUFACTURING - 2.3%
1,182	3M Co.+	161,355
16,821	General Electric Co.+	133,559
569	Illinois Tool Works, Inc.	80,866
		375,780
	OIL & GAS - 4.2%
553	Apache Corp.	2,312
2,983	Chevron Corp.+	216,148
229	Concho Resources, Inc.	9,813
1,759	ConocoPhillips	54,177
206	Diamondback Energy, Inc.	5,397
809	EOG Resources, Inc.	29,059
5,572	Exxon Mobil Corp.+	211,569
376	Hess Corp.	12,521
1,059	Marathon Petroleum Corp.	25,014
1,442	Occidental Petroleum Corp.	16,698
722	Phillips 66	38,735
246	Pioneer Natural Resources Co.	17,257
620	Valero Energy Corp.	28,123
		666,823
	OIL&GAS SERVICES - 0.3%
910	Baker Hughes Co.	9,555
1,344	Halliburton Co.	9,206
2,222	Schlumberger Ltd.	29,975
		48,736

See accompanying notes to financial statements.

LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020

Shares		Fair Value
	PACKAGING & CONTAINERS - 0.4%
3,094	Amcor PLC	$25,123
541	Ball Corp.	34,981
		60,104
	PHARMACEUTICALS - 6.6%
1,452	AbbVie, Inc.	110,628
1,737	Bristol-Myers Squibb Co.	96,820
1,332	CVS Health Corp.	79,028
889	Eli Lilly & Co.	123,322
1,792	Johnson & Johnson+	234,985
271	McKesson Corp.*	36,655
2,524	Merck & Co., Inc.+	194,197
5,814	Pfizer, Inc.+	189,769
		1,065,404
	PIPELINES - 0.6%
379	Cheniere Energy, Inc.*	12,697
3,109	Kinder Morgan, Inc.	43,277
595	ONEOK, Inc.	12,977
1,841	Williams Cos., Inc.	26,050
		95,001
	RETAIL - 8.0%
528	Costco Wholesale Corp.+	150,549
271	Dollar General Corp.	40,924
1,334	Home Depot, Inc.+	249,071
1,000	Lowe’s Cos., Inc.	86,050
983	McDonald’s Corp.+	162,539
94	O’Reilly Automotive, Inc.*	28,299
391	Ross Stores, Inc.	34,005
1,534	Starbucks Corp.	100,845
613	Target Corp.	56,991
1,487	TJX Cos, Inc.	71,093
1,187	Walgreens Boots Alliance, Inc.	54,305
2,148	Walmart, Inc.+	244,056
		1,278,727
	SEMICONDUCTORS - 6.5%
1,491	Advanced Micro Devices, Inc.*	67,811
1,271	Applied Materials, Inc.	58,237
406	Broadcom, Inc.	96,263
6,047	Intel Corp.+	327,264
1,420	Micron Technology, Inc.*	59,725
774	NVIDIA Corp.+	204,026
1,581	QUALCOMM, Inc.	106,955
1,267	Texas Instruments, Inc.+	126,611
		1,046,892
	SOFTWARE - 7.6%
605	Adobe, Inc.*+	192,535
508	Fidelity National Information Services, Inc.	61,793
1,071	Fiserv, Inc.*	101,734
320	Intuit, Inc.	73,600
2,695	Microsoft Corp.+	425,029
2,938	Oracle Corp.+	141,994
1,072	salesforce.com, Inc.*+	154,347
222	ServiceNow, Inc.*	63,621
		1,214,653
	TELECOMMUNICATIONS - 2.9%
3,759	AT&T, Inc.	109,575
483	CenturyLink, Inc.	4,569
5,844	Cisco Systems, Inc.+	229,728
167	T-Mobile US, Inc.*	14,011
2,129	Verizon Communications, Inc.	114,391
		472,274
	TRANSPORTATION - 3.2%
1,474	CSX Corp.	84,460
553	Norfolk Southern Corp.	80,738
1,490	Union Pacific Corp.+	210,150
1,450	United Parcel Service, Inc.+	135,459
		510,807

	TOTAL COMMON STOCK (Cost $15,825,600)	16,971,328

	REAL ESTATE INVESTMENT TRUSTS - 1.0%
344	American Tower Corp.	74,906
320	Crown Castle International Corp.	46,208
491	Prologis, Inc.	39,462
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $112,613)	160,576

See accompanying notes to financial statements.

LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020

Shares		Fair Value
	SHORT-TERM INVESTMENT - 6.7%
	MONEY MARKET FUND - 6.7%
1,075,754	Invesco Short Term Investments Trust - Treasury Portfolio Institutional Class, to yield 0.30% ** (Cost $1,075,754)	$1,075,754

	TOTAL INVESTMENTS - 113.5% (Cost $17,013,967)	$18,207,658
	LIABILITIES IN EXCESS OF OTHER ASSETS - (13.5)%	(2,167,955)
	NET ASSETS - 100.0%	$16,039,703

PLC - Public Limited Company

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on March 31, 2020.

+	All or a portion of the security is segregated as collateral for swap contracts at March 31, 2020. Total collateral had a value of $6,395,475 at March 31, 2020.

SWAP CONTRACTS ***

A list of the outstanding OTC swap agreements held by the Fund at March 31, 2020 are as follows:

				Termination		Value and Net
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Date	Notional Amount	Unrealized Loss
BNP Paribas	Index Swap ~	1-Month LIBOR +	Index Return	4/1/2020	$19,821,757	$(1,807,528)
		0.50%
BNP Paribas	Basket Swap ^	1-Month LIBOR +	Basket Return	4/1/2020	3,066,726	(371,552)
		0.50%
Net Unrealized Loss from Open Swap Contracts						$(2,179,080)

***	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the swaps contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s swap contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

~	The Index Swap is made up of the S&P 500 Total Return Index, Nasdaq 100 Total Return Index and the Dow Jones Industrial Average Total Return Index..

^	The following table represents the individual common stock exposure comprising the BNP Paribas Equity Basket Swap as on March 31, 2020.

BNP Paribas Equity Basket Swap
Shares	Description	Fair Value	% of Basket
2,500	Apple, Inc.	$635,734	23.5%
300	Amazon.com, Inc.	584,916	21.7%
3,500	Microsoft Corp.	551,985	20.4%
300	Alphabet, Inc. - Cl. A	348,585	12.9%
1,000	Facebook, Inc.	166,800	6.2%
1,000	Johnson & Johnson	131,130	4.9%
1,000	Procter & Gamble Co.	110,000	4.1%
400	Berkshire Hathaway Inc. - Cl. B	73,132	2.7%
400	Boeing, Inc.	59,656	2.2%
1,000	Exxon Mobil Corp.	37,970	1.4%
		$2,699,908	100.0%

See accompanying notes to financial statements.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2020

Shares		Fair Value
	COMMON STOCK - 96.7%
	AEROSPACE/DEFENSE - 1.7%
5,445	Boeing Co.	$812,068
2,792	Lockheed Martin Corp.	946,348
9,035	United Technologies Corp.	852,272
		2,610,688
	AGRICULTURE - 0.9%
13,209	Altria Group, Inc.	510,792
11,075	Philip Morris International, Inc.	808,032
		1,318,824
	BANKS - 0.5%
9,581	Bank of America Corp.	203,405
2,484	Citigroup, Inc.	104,626
3,561	JPMorgan Chase & Co.	320,597
4,507	Wells Fargo & Co.	129,351
		757,979
	BEVERAGES - 1.6%
27,444	Coca-Cola Co.	1,214,397
9,874	PepsiCo, Inc.	1,185,867
		2,400,264
	BIOTECHNOLOGY - 0.4%
718	Amgen, Inc.	145,560
1,594	Illumina, Inc.*	435,353
		580,913
	CHEMICALS - 1.0%
1,104	Air Products & Chemicals, Inc.	220,369
4,139	Dow, Inc.	121,024
3,841	DuPont de Nemours, Inc.	130,978
1,374	Ecolab, Inc.	214,110
2,984	Linde PLC	516,232
1,205	LyondellBasell Industries NV	59,804
1,301	PPG Industries, Inc.	108,764
449	Sherwin-Williams Co.	206,324
		1,577,605
	COMMERCIAL SERVICES - 7.9%
19,664	Automatic Data Processing, Inc.+	2,687,676
2,415	CoStar Group, Inc.*	1,418,112
43,167	PayPal Holdings, Inc.*+	4,132,809
2,504	S&P Global, Inc.	613,605
26,981	Square, Inc.*	1,413,265
11,653	Verisk Analytics, Inc.	1,624,195
		11,889,662
	COMPUTERS - 10.1%
28,141	Accenture PLC+	4,594,300
15,423	Apple, Inc.+	3,921,915
43,418	Cognizant Technology Solutions Corp.+	2,017,634
10,642	Fortinet, Inc.*	1,076,651
31,836	International Business Machines Corp.+	3,531,567
		15,142,067
	COSMETICS/PERSONAL CARE - 1.5%
5,870	Colgate-Palmolive Co.	389,533
17,550	Procter & Gamble Co.	1,930,500
		2,320,033
	DIVERSIFIED FINANCIAL SERVICES - 5.1%
760	American Express Co.	65,064
14,934	Mastercard, Inc.+	3,607,457
25,058	Visa, Inc.	4,037,345
		7,709,866
	ELECTRONICS - 0.8%
3,477	Agilent Technologies, Inc.	249,023
7,606	Honeywell International, Inc.	1,017,607
		1,266,630

See accompanying notes to financial statements.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020

Shares		Fair Value
	FOOD - 0.4%
10,082	Mondelez International, Inc.	$504,907
3,585	Sysco Corp.	163,584
		668,491
	HEALTHCARE-PRODUCTS - 6.5%
21,358	Abbott Laboratories	1,685,360
975	Align Technology, Inc.*	169,601
6,385	Baxter International, Inc.	518,398
15,479	Boston Scientific Corp.*	505,080
8,388	Danaher Corp.	1,160,983
2,592	Edwards Lifesciences Corp.*	488,903
1,023	IDEXX Laboratories, Inc.*	247,812
1,274	Intuitive Surgical, Inc.*	630,898
17,857	Medtronic PLC	1,610,344
1,643	ResMed, Inc.	241,997
4,261	Stryker Corp.	709,414
5,262	Thermo Fisher Scientific, Inc.	1,492,303
2,556	Zimmer Biomet Holdings, Inc.	258,360
		9,719,453
	HEALTHCARE-SERVICES - 3.2%
3,206	Anthem, Inc.	727,890
6,222	Centene Corp.*	369,649
3,535	HCA Healthcare, Inc.	317,620
1,460	Humana, Inc.	458,469
11,914	UnitedHealth Group, Inc.+	2,971,113
		4,844,741
	HOUSEHOLD PRODUCTS/WARES - 0.2%
2,236	Kimberly-Clark Corp.	285,917

	INSURANCE - 0.3%
2,191	Berkshire Hathaway, Inc.*	400,581

	INTERNET - 18.0%
4,350	Alphabet, Inc.*+	5,054,483
260	Amazon.com, Inc.*	506,927
10,837	CDW Corp.	1,010,767
75	Cogent Communications Holdings, Inc.	6,148
60,417	eBay, Inc.+	1,816,135
27,470	Facebook, Inc.*+	4,581,996
5,006	IAC/InterActiveCorp.*	897,225
2,675	MercadoLibre, Inc.*	1,306,952
11,401	Netflix, Inc.*+	4,281,076
7,492	Palo Alto Networks, Inc.*	1,228,388
80,735	Snap, Inc.*	959,939
55,074	Twitter, Inc.*	1,352,617
98,189	Uber Technologies, Inc.*+	2,741,437
7,471	VeriSign, Inc.*	1,345,452
		27,089,542
	MACHINERY - CONTRUCTION & MINING - 0.5%
5,849	Caterpillar, Inc.	678,718

	MEDIA - 0.2%
693	Altice USA, Inc.*	15,447
2,879	Comcast Corp.	98,980
1,151	Walt Disney Co.	111,187
		225,614
	MINING - 0.1%
4,075	Newmont Corp.	184,516

	MISCELLANEOUS MANUFACTURING - 1.0%
5,934	3M Co.	810,050
84,643	General Electric Co.	672,065
		1,482,115

See accompanying notes to financial statements.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020

Shares		Fair Value
	OIL & GAS - 0.3%
1,925	Chevron Corp.	$139,486
1,133	ConocoPhillips	34,896
521	EOG Resources, Inc.	18,714
4,243	Exxon Mobil Corp.	161,107
683	Marathon Petroleum Corp.	16,132
929	Occidental Petroleum Corp.	10,758
465	Phillips 66	24,947
401	Valero Energy Corp.	18,189
		424,229
	OIL & GAS SERVICES - 0.0% ^
1,430	Schlumberger Ltd.	19,291

	PACKAGING & CONTAINERS - 0.1%
1,536	Ball Corp.	99,318

	PHARMACEUTICALS - 2.3%
3,120	Becton Dickinson and Co.	716,882
4,351	Cigna Corp.	770,910
16,477	CVS Health Corp.	977,580
1,064	Eli Lilly & Co.	147,598
3,331	Johnson & Johnson	436,794
3,008	Merck & Co., Inc.	231,436
6,939	Pfizer, Inc.	226,489
		3,507,689
	PIPELINES - 0.0% ^
2,003	Kinder Morgan, Inc.	27,882

	RETAIL - 0.8%
649	Home Depot, Inc.	121,175
9,651	Walmart, Inc.	1,096,547
		1,217,722
	SEMICONDUCTORS - 2.0%
4,173	Advanced Micro Devices, Inc.*	189,788
3,551	Applied Materials, Inc.	162,707
1,137	Broadcom, Inc.	269,583
16,893	Intel Corp.	914,249
3,963	Micron Technology, Inc.*	166,684
2,166	NVIDIA Corp.	570,958
4,407	QUALCOMM, Inc.	298,134
3,535	Texas Instruments, Inc.	353,252
		2,925,355
	SOFTWARE - 27.0%
46,282	Activision Blizzard, Inc.+	2,752,853
12,776	Adobe, Inc.*+	4,065,834
5,895	ANSYS, Inc.*	1,370,411
16,419	Autodesk, Inc.*+	2,563,006
20,247	Cadence Design Systems, Inc.*	1,337,112
3,901	Cerner Corp.	245,724
9,167	Citrix Systems, Inc.	1,297,589
20,520	Electronic Arts, Inc.*	2,055,488
11,329	Intuit, Inc.+	2,605,670
94	J2 Global, Inc.	7,036
26,245	Microsoft Corp.+	4,139,099
85,582	Oracle Corp.+	4,136,178
3,793	Paycom Software, Inc.*	766,224
33,208	salesforce.com, Inc.*+	4,781,288
12,464	ServiceNow, Inc.*+	3,571,933
9,649	Splunk, Inc.*	1,217,993
10,180	Synopsys, Inc.*	1,311,082
9,469	Twilio, Inc.*	847,381
1,765	Veeva Systems, Inc.*	275,993
9,874	Workday, Inc.*	1,285,792
		40,633,686
	TELECOMMUNICATIONS - 1.1%
15,518	AT&T, Inc.	452,350
1,989	CenturyLink, Inc.	18,816
16,293	Cisco Systems, Inc.	640,478
165	GCI Liberty, Inc.*	9,400
1,435	Sprint Corp.*	12,370
691	T-Mobile US, Inc.*	57,975
8,772	Verizon Communications, Inc.	471,319
		1,662,708

See accompanying notes to financial statements.

LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
March 31, 2020

Shares		Fair Value
	TRANSPORTATION - 1.2%
7,475	Union Pacific Corp.	$1,054,274
7,282	United Parcel Service, Inc.	680,284
		1,734,558

	TOTAL COMMON STOCK (Cost $148,936,112)	145,406,657

	REAL ESTATE INVESTMENT TRUST - 0.1%
456	American Tower Corp. (Cost $89,470)	99,294

	SHORT-TERM INVESTMENT - 6.8%
	MONEY MARKET FUND - 6.8%
10,211,417	Invesco Short Term Investments Trust - Treasury Portfolio Institutional Class, to yield 0.30% ** (Cost $10,211,417)	10,211,417

	TOTAL INVESTMENTS - 103.6% (Cost $159,236,999)	$155,717,368
	LIABILITIES IN EXCESS OF OTHER ASSETS - (3.6)%	(5,345,068)
	NET ASSETS - 100.0%	$150,372,300

PLC - Public Limited Company

^	Represent less than 0.1%.

*	Non-income producing security.

**	Money market fund; interest rate reflects seven-day effective yield on March 31, 2020.

+	All or a portion of the security is segregated as collateral for swap contracts at March 31, 2020. Total collateral had a value of $27,294,268 at March 31, 2020.

SWAP CONTRACTS ***

A list of the outstanding OTC swap agreements held by the Fund at March 31, 2020 are as follows:

				Termination		Value and Net
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Date	Notional Amount	Unrealized Gain/(Loss)
BNP Paribas	Index Swap ~	0.50%	Index Return	4/1/2020	$165,586,378	$3,399,715
BNP Paribas	Basket Swap ^	1-Month LIBOR +	Basket Return	4/1/2020	66,492,662	(9,080,778)
		0.50%
Net Unrealized Loss from Open Swap Contracts						$(5,681,063)

***	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the swaps contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s swap contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

~	The Index Swap is made up of the S&P 500 Total Return Index and the Nasdaq 100 Total Return Index.

^	The following table represents the individual common stock exposure comprising the BNP Paribas Equity Basket Swap as on March 31, 2020.

BNP Paribas Equity Basket Swap
Shares	Description	Fair Value	% of Basket
16,500	Netflix, Inc.	$6,196,636	10.8%
36,000	Microsoft Corp.	5,677,560	9.9%
16,500	Adobe Systems, Inc.	5,250,960	9.1%
30,000	Visa, Inc.	4,833,600	8.4%
20,000	Mastercard, Inc.	4,831,200	8.4%
26,500	Facebook, Inc.	4,420,200	7.7%
36,000	International Business Machines Corp.	3,993,480	6.9%
3,300	Alphabet, Inc. - Cl. A	3,834,435	6.7%
40,000	Paypal Holdings, Inc.	3,829,600	6.7%
26,500	Salesforce.com, Inc.	3,815,470	6.6%
78,000	Oracle Corp.	3,769,740	6.6%
23,000	Accenture PLC	3,754,980	6.5%
13,000	Automatic Data Processing	1,776,840	3.1%
6,600	Intuit, Inc.	1,518,000	2.6%
		$57,502,701	100.0%

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

	Leland Real	Leland Thomson	Leland Thomson
	Asset	Reuters Private	Reuters Venture
	Opportunities	Equity Buyout	Capital Index
	Fund	Index Fund	Fund
ASSETS
Investment securities:
At cost	$9,459,325	$17,013,967	$159,236,999
At value	$7,510,880	$18,207,658	$155,717,368
Unrealized gain on swap contracts	—	—	3,399,715
Unrealized appreciation on foreign exchange translations	301	—	—
Receivable for Fund shares sold	—	—	557,848
Dividends and interest receivable	99,774	20,235	104,474
Prepaid expenses and other assets	12,412	9,711	44,497
TOTAL ASSETS	7,623,367	18,237,604	159,823,902

LIABILITIES
Unrealized loss on swap contracts	—	2,150,151	8,938,488
Payable for investments purchased	63,523	—	—
Payable for Fund shares redeemed	—	—	179,915
Investment advisory fees payable	6,459	10,941	126,133
Distribution (12b-1) fees payable	1,949	356	16,770
Interest payable - Swaps	—	28,929	142,290
Payable to related parties	9,928	7,524	44,457
Accrued expenses and other liabilities	2,314	—	3,549
TOTAL LIABILITIES	84,173	2,197,901	9,451,602
NET ASSETS	$7,539,194	$16,039,703	$150,372,300

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$62,714,758	$18,288,680	$150,560,001
Accumulated losses	(55,175,564)	(2,248,977)	(187,701)
NET ASSETS	$7,539,194	$16,039,703	$150,372,300

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$1,234,118	$192,597	$56,057,224
Shares of beneficial interest outstanding	251,265	20,851	2,996,585
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$4.91	$9.24	$18.71
Maximum offering price per share (maximum sales charge of 5.75%)	$5.21	$9.80	$19.85

Class C Shares:
Net Assets	$1,645,652	$631,045	$7,345,378
Shares of beneficial interest outstanding	337,027	69,945	406,241
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$4.88	$9.02	$18.08

Class I Shares:
Net Assets	$4,659,424	$15,216,061	$86,969,698
Shares of beneficial interest outstanding	967,376	1,632,499	4,608,516
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$4.82	$9.32	$18.87

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2020

	Leland Real	Leland Thomson	Leland Thomson
	Asset	Reuters Private	Reuters Venture
	Opportunities	Equity Buyout	Capital Index
	Fund	Index Fund	Fund
INVESTMENT INCOME
Dividends	$309,889	$212,332	$690,788
Interest	15,549	4,191	44,259
Less: Foreign dividend tax withheld	—	(1)	—
TOTAL INVESTMENT INCOME	325,438	216,522	735,047

EXPENSES
Investment advisory fees	54,974	124,336	814,431
Distribution (12b-1) fees:
Class A	2,163	472	55,374
Class C	16,444	2,500	34,244
Administrative services fees	29,549	47,274	278,071
Third party administrative servicing fees	5,726	4,076	32,554
TOTAL EXPENSES	108,856	178,658	1,214,674

Less: Fees waived by the advisor	—	(26,614)	(145,515)

NET EXPENSES	108,856	152,044	1,069,159

NET INVESTMENT INCOME (LOSS)	216,582	64,478	(334,112)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss):
Investments	(2,797,311)	108,710	(194,401)
Swaps	—	(141,045)	16,584,960
Net realized gain (loss):	(2,797,311)	(32,335)	16,390,559
Net change in unrealized appreciation (depreciation) on:
Investments	(1,355,698)	(2,674,007)	(19,529,499)
Foreign exchange translations	397	—	—
Swaps	—	(2,783,255)	(4,407,717)
Net change in unrealized depreciation on investments	(1,355,301)	(5,457,262)	(23,937,216)

NET REALIZED AND UNREALIZED LOSS	(4,152,612)	(5,489,597)	(7,546,657)

NET DECREASE IN NET ASSETS	$(3,936,030)	$(5,425,119)	$(7,880,769)

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Leland Real Asset Opportunities Fund

	Six Months Ended	Year Ended
	March 31, 2020	September 30, 2019
	(Unaudited)
FROM OPERATIONS
Net investment income (loss)	$216,582	$(160,322)
Net realized gain (loss) on investments and foreign currency transactions	(2,797,311)	93,025
Net change in unrealized depreciation on investments and foreign currency translation	(1,355,301)	(1,883,872)
Net decrease in net assets resulting from operations	(3,936,030)	(1,951,169)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class A	(25,997)	(58,298)
Class C	(46,625)	(105,722)
Class I	(115,762)	(329,172)
Total distributions to shareholders	(188,384)	(493,192)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	661,863	373,372
Class C	2,250	9,425
Class I	506,170	2,406,375
Net asset value of shares issued in reinvestment of distributions:
Class A	22,191	49,040
Class C	45,067	102,966
Class I	86,084	271,376
Redemption fee proceeds:
Class A	—	9
Payments for shares redeemed:
Class A	(786,272)	(954,397)
Class C	(1,467,183)	(1,844,636)
Class I	(1,342,675)	(10,218,206)
Net decrease in net assets from shares of beneficial interest	(2,272,505)	(9,804,676)

TOTAL DECREASE IN NET ASSETS	(6,396,919)	(12,249,037)

NET ASSETS
Beginning of Period	13,936,113	26,185,150
End of Period	$7,539,194	$13,936,113

SHARE ACTIVITY
Class A:
Shares Sold	96,559	47,398
Shares Reinvested	2,915	6,192
Shares Redeemed	(106,551)	(120,032)
Net decrease in shares of beneficial interest outstanding	(7,077)	(66,442)

Class C:
Shares Sold	325	1,193
Shares Reinvested	5,932	13,015
Shares Redeemed	(201,690)	(235,977)
Net decrease in shares of beneficial interest outstanding	(195,433)	(221,769)

Class I:
Shares Sold	76,712	313,623
Shares Reinvested	11,551	34,881
Shares Redeemed	(188,963)	(1,311,305)
Net decrease in shares of beneficial interest outstanding	(100,700)	(962,801)

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Leland Thomson Reuters Private Equity Buyout Index Fund

	Six Months Ended	Year Ended
	March 31, 2020	September 30, 2019
	(Unaudited)
FROM OPERATIONS
Net investment income	$64,478	$136,210
Net realized loss on security transactions and swap contracts	(32,335)	(1,574,945)
Net change in unrealized appreciation (depreciation) on security transactions and swap contracts	(5,457,262)	1,086,978
Net decrease in net assets resulting from operations	(5,425,119)	(351,757)

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A	—	(2,223)
Class C	—	(971)
Class I	—	(23,808)
Total distributions paid
Class A	—	(97,040)
Class C	—	(42,386)
Class I	—	(1,039,477)
Total distributions to shareholders	—	(1,205,905)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,050	1,173,645
Class C	502,850	525,563
Class I	4,955,413	6,911,234
Net asset value of shares issued in reinvestment of distributions:
Class A	—	82,013
Class C	—	42,375
Class I	—	936,004
Redemption fee proceeds:
Class A	1	30
Class C	28	253
Class I	9	56
Payments for shares redeemed:
Class A	(1,387,454)	(589,876)
Class C	(250,997)	(706,671)
Class I	(1,916,428)	(7,153,430)
Net increase in net assets from shares of beneficial interest	1,905,472	1,221,196

TOTAL DECREASE IN NET ASSETS	(3,519,647)	(336,466)

NET ASSETS
Beginning of Period	19,559,350	19,895,816
End of Period	$16,039,703	$19,559,350

SHARE ACTIVITY
Class A:
Shares Sold	157	97,223
Shares Reinvested	—	7,389
Shares Redeemed	(114,899)	(49,441)
Net increase (decrease) in shares of beneficial interest outstanding	(114,742)	55,171

Class C:
Shares Sold	59,653	51,044
Shares Reinvested	—	3,870
Shares Redeemed	(29,892)	(62,807)
Net increase (decrease) in shares of beneficial interest outstanding	29,761	(7,893)

Class I:
Shares Sold	432,412	582,096
Shares Reinvested	—	83,796
Shares Redeemed	(153,154)	(601,375)
Net increase in shares of beneficial interest outstanding	279,258	64,517

See accompanying notes to financial statements.

LELAND FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Leland Thomson Reuters Venture Capital Index Fund

	Six Months Ended	Year Ended
	March 31, 2020	September 30, 2019
	(Unaudited)
FROM OPERATIONS
Net investment loss	$(334,112)	$(412,087)
Net realized gain (loss) on security transactions and swap contracts	16,390,559	(7,196,321)
Net change in unrealized appreciation (depreciation) on security transactions and swap contracts	(23,937,216)	1,831,761
Net decrease in net assets resulting from operations	(7,880,769)	(5,776,647)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class A	—	(2,172,423)
Class C	—	(327,146)
Class I	—	(2,909,255)
Total distributions to shareholders	—	(5,408,824)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	41,812,399	25,296,206
Class C	4,928,280	2,622,641
Class I	57,895,598	52,632,455
Net asset value of shares issued in reinvestment of distributions:
Class A	—	1,975,746
Class C	—	296,719
Class I	—	2,740,213
Redemption fee proceeds:
Class A	18,414	7,237
Class C	2,935	550
Class I	21,018	2,414
Payments for shares redeemed:
Class A	(20,718,546)	(26,373,585)
Class C	(2,332,344)	(3,083,748)
Class I	(26,349,274)	(44,352,539)
Net increase in net assets from shares of beneficial interest	55,278,480	11,764,309

TOTAL INCREASE IN NET ASSETS	47,397,711	578,838

NET ASSETS
Beginning of Period	102,974,589	102,395,751
End of Period	$150,372,300	$102,974,589

SHARE ACTIVITY
Class A:
Shares Sold	1,976,355	1,407,430
Shares Reinvested	—	126,326
Shares Redeemed	(1,048,873)	(1,568,756)
Net increase (decrease) in shares of beneficial interest outstanding	927,482	(35,000)

Class C:
Shares Sold	228,733	153,524
Shares Reinvested	—	19,432
Shares Redeemed	(122,534)	(191,407)
Net increase (decrease) in shares of beneficial interest outstanding	106,199	(18,451)

Class I:
Shares Sold	2,679,145	2,847,055
Shares Reinvested	—	174,203
Shares Redeemed	(1,325,228)	(2,488,949)
Net increase in shares of beneficial interest outstanding	1,353,917	532,309

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND REAL ASSET OPPORTUNITIES FUND
	Class A
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2020		September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning of period	$7.59		$8.53	$9.07	$8.84	$7.45	$9.39
Activity from investment operations:
Net investment income (loss) (1)	0.13		(0.07)	0.31	0.32	0.31	0.10
Net realized and unrealized gain (loss) on investments	(2.70)		(0.65)	(0.44)	0.27	1.24	(1.93)
Total from investment operations	(2.57)		(0.72)	(0.13)	0.59	1.55	(1.83)
Paid in capital from redemption fees	—		0.00 (5)	0.00 (5)	0.00 (5)	0.00 (5)	0.00 (5)
Less distributions from:
Net investment income	(0.11)		(0.22)	(0.41)	(0.36)	(0.16)	(0.08)
Net return of capital	—		—	—	—	—	(0.03)
Total distributions	(0.11)		(0.22)	(0.41)	(0.36)	(0.16)	(0.11)
Net asset value, end of period	$4.91		$7.59	$8.53	$9.07	$8.84	$7.45
Total return (2)	(34.39	)% (7)	(8.50)%	(1.41)%	6.74%	21.40%	(19.66)%
Net assets, at end of period (000s)	$1,234		$1,961	$2,771	$9,254	$14,251	$20,429
Ratio of gross expenses to average net assets (3,4)	1.73	% (8)	1.81%	1.84%	1.81%	1.61%	1.41%
Ratio of net expenses to average net assets (4)	1.73	% (8)	1.55%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets (4,6)	3.58	% (8)	(0.91)%	3.55%	3.53%	4.02%	1.17%
Portfolio Turnover Rate	20	% (7)	50%	61%	37%	81%	149%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Amount represents less than $0.01.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Not annualized.

(8)	Annualized.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND REAL ASSET OPPORTUNITIES FUND
	Class C
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2020		September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning of period	$7.56		$8.51	$8.99	$8.77	$7.42	$9.37
Activity from investment operations:
Net investment income (loss) (1)	0.11		(0.12)	0.29	0.25	0.25	0.05
Net realized and unrealized gain (loss) on investments	(2.69)		(0.65)	(0.49)	0.27	1.24	(1.94)
Total from investment operations	(2.58)		(0.77)	(0.20)	0.52	1.49	(1.89)
Paid in capital from redemption fees	—		—	—	—	0.00 (5)	0.00 (5)
Less distributions from:
Net investment income	(0.10)		(0.18)	(0.28)	(0.30)	(0.14)	(0.03)
Net return of capital	—		—	—	—	—	(0.03)
Total distributions	(0.10)		(0.18)	(0.28)	(0.30)	(0.14)	(0.06)
Net asset value, end of period	$4.88		$7.56	$8.51	$8.99	$8.77	$7.42
Total return (2)	(34.64	)% (7)	(9.18)%	(2.18)%	5.96%	20.42%	(20.16)%
Net assets, at end of period (000s)	$1,646		$4,026	$6,421	$10,388	$14,113	$20,123
Ratio of gross expenses to average net assets (3,4)	2.48	% (8)	2.56%	2.59%	2.56%	2.36%	2.16%
Ratio of net expenses to average net assets (4)	2.48	% (8)	2.30%	2.15%	2.15%	2.15%	2.15%
Ratio of net investment income (loss) to average net assets (4,6)	2.97	% (8)	(1.59)%	3.35%	2.78%	3.27%	0.58%
Portfolio Turnover Rate	20	% (7)	50%	61%	37%	81%	149%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Amount represents less than $0.01.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Not annualized.

(8)	Annualized.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND REAL ASSET OPPORTUNITIES FUND
	Class I
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2020		September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning of period	$7.44		$8.37	$8.94	$8.72	$7.39	$9.40
Activity from investment operations:
Net investment income (loss) (1)	0.14		(0.05)	0.38	0.34	0.34	0.12
Net realized and unrealized gain (loss) on investments	(2.65)		(0.64)	(0.49)	0.26	1.22	(1.93)
Total from investment operations	(2.51)		(0.69)	(0.11)	0.60	1.56	(1.81)
Paid in capital from redemption fees	—		—	0.00 (5)	0.00 (5)	0.00 (5)	0.00 (5)
Less distributions from:
Net investment income	(0.11)		(0.24)	(0.46)	(0.38)	(0.23)	(0.17)
Net return of capital	—		—	—	—	—	(0.03)
Total distributions	(0.11)		(0.24)	(0.46)	(0.38)	(0.23)	(0.20)
Net asset value, end of period	$4.82		$7.44	$8.37	$8.94	$8.72	$7.39
Total return (2)	(34.23	)% (7)	(8.33)%	(1.19)%	6.97%	21.59%	(19.44)%
Net assets, at end of period (000s)	$4,659		$7,949	$16,994	$24,350	$27,662	$34,754
Ratio of gross expenses to average net assets (3,4)	1.48	% (8)	1.56%	1.59%	1.56%	1.36%	1.16%
Ratio of net expenses to average net assets (4)	1.48	% (8)	1.30%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income (loss) to average net assets (4,6)	3.84	% (8)	(0.59)%	4.47%	3.78%	4.36%	1.41%
Portfolio Turnover Rate	20	% (7)	50%	61%	37%	81%	149%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Amount represents less than $0.01.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Not annualized.

(8)	Annualized.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
	Class A
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2020		September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2019	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$12.70		$13.97	$11.83	$10.28	$9.28	$10.00
Activity from investment operations:
Net investment income (2)	0.02		0.06	0.04	0.06	0.03	0.06
Net realized and unrealized gain (loss) on investments	(3.48)		(0.46)	2.66	1.64	1.41	(0.78)
Total from investment operations	(3.46)		(0.40)	2.70	1.70	1.44	(0.72)
Paid in capital from redemption fees	0.00	(8)	0.00 (8)	0.01	—	—	—
Less distributions from:
Return of capital	—		(0.02)	—	—	—	—
Net investment income	—		—	(0.22)	—	(0.44)	—
Net realized gains	—		(0.85)	(0.35)	(0.15)	—	—
Total distributions	—		(0.87)	(0.57)	(0.15)	(0.44)	—
Net asset value, end of period	$9.24		$12.70	$13.97	$11.83	$10.28	$9.28
Total return (3)	(27.32	)% (4)	(1.99)%	23.41%	16.71%	15.72%	(7.20	)% (4)
Net assets, at end of period	$192,597		$1,722,198	$1,123,625	$727,863	$24,844	$9
Ratio of gross expenses to average net assets (5,7)	2.02	% (6)	2.05%	2.05%	2.06%	1.87%	1.96	% (6)
Ratio of net expenses to average net assets (7)	1.75	% (6)	1.75%	1.75%	1.75%	1.75%	1.75	% (6)
Ratio of net investment income to average net assets (7)	0.36	% (6)	0.53%	0.33%	0.50%	0.33%	3.37	% (6)
Portfolio Turnover Rate	25	% (4)	72%	38%	48%	53%	51	% (4)

(1)	The Leland Thomson Reuters Private Equity Buyout Index Fund’s Class A shares commenced operations on September 18, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
	Class C
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2020		September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2019	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$12.46		$13.82	$11.71	$10.26	$9.28	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.02)		(0.03)	(0.05)	(0.04)	(0.05)	0.06
Net realized and unrealized gain (loss) on investments	(3.42)		(0.46)	2.63	1.64	1.47 (8)	(0.78)
Total from investment operations	(3.44)		(0.49)	2.58	1.60	1.42	(0.72)
Paid in capital from redemption fees	0.00	(9)	0.00 (9)	—	—	—	—
Less distributions from:
Return of capital	—		(0.02)	—	—	—	—
Net investment income	—		—	(0.12)	—	(0.44)	—
Net realized gains	—		(0.85)	(0.35)	(0.15)	—	—
Total distributions	—		(0.87)	(0.47)	(0.15)	(0.44)	—
Net asset value, end of period	$9.02		$12.46	$13.82	$11.71	$10.26	$9.28
Total return (3)	(27.61	)% (4)	(2.70)%	22.42%	15.76%	15.49%	(7.20	)% (4)
Net assets, at end of period	$631,045		$500,680	$664,524	$109,775	$94,823	$9
Ratio of gross expenses to average net assets (5,7)	2.77	% (6)	2.80%	2.80%	2.81%	2.62%	2.71	% (6)
Ratio of net expenses to average net assets (7)	2.50	% (6)	2.50%	2.50%	2.50%	2.50%	2.50	% (6)
Ratio of net investment income (loss) to average net assets (7)	(0.34	)% (6)	(0.22)%	(0.40)%	(0.36)%	(0.54)%	4.12	% (6)
Portfolio Turnover Rate	25	% (4)	72%	38%	48%	53%	51	% (4)

(1)	The Leland Thomson Reuters Private Equity Buyout Index Fund’s Class C shares commenced operations on September 18, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(9)	Amount represents less than $0.01.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS PRIVATE EQUITY BUYOUT INDEX FUND
	Class I
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2020		September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2019	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$12.81		$14.05	$11.88	$10.30	$9.29	$10.00
Activity from investment operations:
Net investment income (2)	0.04		0.09	0.08	0.08	0.07	0.01
Net realized and unrealized gain (loss) on investments	(3.53)		(0.46)	2.68	1.65	1.38	(0.72)
Total from investment operations	(3.49)		(0.37)	2.76	1.73	1.45	(0.71)
Paid in capital from redemption fees	0.00	(8)	0.00 (8)	0.00 (8)	0.00 (8)	—	—
Less distributions from:
Return of capital	—		(0.02)	—	—	—	—
Net investment income	—		—	(0.24)	—	(0.44)	—
Net realized gains	—		(0.85)	(0.35)	(0.15)	—	—
Total distributions	—		(0.87)	(0.59)	(0.15)	(0.44)	—
Net asset value, end of period	$9.32		$12.81	$14.05	$11.88	$10.30	$9.29
Total return (3)	(27.24	)% (4)	(1.75)%	23.71%	16.98%	15.94%	(7.10	)% (4)
Net assets, at end of period (000’s)	$15,216		$17,336	$18,108	$9,884	$6,835	$5,102
Ratio of gross expenses to average net assets (5,7)	1.77	% (6)	1.80%	1.80%	1.81%	1.62%	1.71	% (6)
Ratio of net expenses to average net assets (7)	1.50	% (6)	1.50%	1.50%	1.50%	1.50%	1.50	% (6)
Ratio of net investment income to average net assets (7)	0.68	% (6)	0.78%	0.59%	0.70%	0.71%	3.12	% (6)
Portfolio Turnover Rate	25	% (4)	72%	38%	48%	53%	51	% (4)

(1)	The Leland Thomson Reuters Private Equity Buyout Index Fund’s Class I shares commenced operations on September 18, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
	Class A
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended		Period Ended
	March 31, 2020		September 30,	September 30,	September 30,	September 30,	September 30,		March 31,
	(Unaudited)		2019	2018	2017	2016	2015 (1)		2015 (2)
Net asset value, beginning of period	$18.26		$19.88	$14.73	$11.50	$10.42	$10.82		$10.00
Activity from investment operations:
Net investment loss (3)	(0.06)		(0.09)	(0.15)	(0.10)	(0.03)	(0.06)		(0.01)
Net realized and unrealized gain (loss) on investments	0.51		(0.45)	6.87	3.77	2.05	(0.28)		1.09
Total from investment operations	0.45		(0.54)	6.72	3.67	2.02	(0.34)		1.08
Paid in capital from redemption fees	0.00	(9)	0.00 (9)	0.02	—	—	—		—
Less distributions from:
Net investment income	—		—	(0.36)	—	(0.34)	(0.00	) (9)	(0.26)
Net realized gains	—		(1.08)	(1.23)	(0.44)	(0.60)	(0.06)		—
Total distributions	—		(1.08)	(1.59)	(0.44)	(0.94)	(0.06)		(0.26)
Net asset value, end of period	$18.71		$18.26	$19.88	$14.73	$11.50	$10.42		$10.82
Total return (4)	2.46	% (5)	(1.84)%	49.63%	33.24%	19.37%	(3.14)%		10.83	% (5)
Net assets, at end of period (000’s)	$56,057		$37,779	$41,820	$1,519	$314	$5		$5
Ratio of gross expenses to average net assets (6,8)	1.97	% (7)	2.06%	1.99%	1.99%	1.83%	4.52	% (7)	6.37	% (7)
Ratio of net expenses to average net assets (8)	1.75	% (7)	1.75%	1.75%	1.75%	1.75%	1.75	% (7)	1.75	% (7)
Ratio of net investment loss to average net assets (8)	(0.62	)% (7)	(0.52)%	(0.82)%	(0.72)%	(0.34)%	(1.09	)% (7)	(0.14	)% (7)
Portfolio Turnover Rate	46	% (5)	115%	47%	88%	256%	42	% (5)	19	% (5)

(1)	For the period of April 1, 2015 to September 30, 2015.

(2)	The Leland Thomson Reuters Venture Capital Index Fund Class A shares commenced operations on October 1, 2014.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(9)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
	Class C
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	March 31, 2020		September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2019	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$17.71		$19.46	$14.52	$11.43	$10.43	$10.82
Activity from investment operations:
Net investment income (loss) (2)	(0.14)		(0.22)	(0.28)	(0.20)	(0.11)	—
Net realized and unrealized gain (loss) on investments	0.50		(0.45)	6.78	3.73	2.05	(0.39)
Total from investment operations	0.36		(0.67)	6.50	3.53	1.94	(0.39)
Paid in capital from redemption fees	0.01		0.00 (8)	0.01	—	—	—
Less distributions from:
Net investment income	—		—	(0.34)	—	(0.34)	—
Net realized gains	—		(1.08)	(1.23)	(0.44)	(0.60)	—
Total distributions	—		(1.08)	(1.57)	(0.44)	(0.94)	—
Net asset value, end of period	$18.08		$17.71	$19.46	$14.52	$11.43	$10.43
Total return (3)	2.09	% (4)	(2.59)%	48.59%	32.19%	18.63%	(3.60	)% (4)
Net assets, at end of period	$7,345,378		$5,315,104	$6,198,462	$97,908	$28,053	$10
Ratio of gross expenses to average net assets (5,7)	2.72	% (6)	2.81%	2.74%	2.74%	2.58%	5.27	% (6)
Ratio of net expenses to average net assets (7)	2.50	% (6)	2.50%	2.50%	2.50%	2.50%	2.50	% (6)
Ratio of net investment income (loss) to average net assets (7)	(1.37	)% (6)	(1.27)%	(1.57)%	(1.50)%	(1.08)%	0.00	% (6)
Portfolio Turnover Rate	46	% (4)	115%	47%	88%	256%	42	% (4)

(1)	The Leland Thomson Reuters Venture Capital Index Fund Class C shares commenced operations on September 23, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Amount represents less than $0.01 per share

See accompanying notes to financial statements.

LELAND FUNDS
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	LELAND THOMSON REUTERS VENTURE CAPITAL INDEX FUND
	Class I
	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended		Period Ended
	March 31, 2020		September 30,	September 30,	September 30,	September 30,	September 30,		March 31,
	(Unaudited)		2019	2018	2017	2016	2015 (1)		2015 (2)
Net asset value, beginning of period	$18.40		$19.97	$14.79	$11.51	$10.44	$10.83		$10.00
Activity from investment operations:
Net investment income (loss) (3)	(0.04)		(0.05)	(0.10)	(0.06)	(0.02)	(0.02)		0.00
Net realized and unrealized gain (loss) on investments	0.50		(0.44)	6.88	3.78	2.04	(0.31)		1.09
Total from investment operations	0.46		(0.49)	6.78	3.72	2.02	(0.33)		1.09
Paid in capital from redemption fees	0.01		0.00	0.00 (9)	—	0.00 (9)	—		—
Less distributions from:
Net investment income	—		—	(0.37)	—	(0.35)	(0.00	) (9)	(0.26)
Net realized gains	—		(1.08)	(1.23)	(0.44)	(0.60)	(0.06)		—
Total distributions	—		(1.08)	(1.60)	(0.44)	(0.95)	(0.06)		(0.26)
Net asset value, end of period	$18.87		$18.40	$19.97	$14.79	$11.51	$10.44		$10.83
Total return (4)	2.55	% (5)	(1.57)%	49.75%	33.66%	19.44%	(3.05)%		10.94	% (5)
Net assets, at end of period (000’s)	$86,970		$59,881	$54,377	$12,191	$13,474	$10,449		$10,772
Ratio of gross expenses to average net assets (6,8)	1.72	% (7)	1.81%	1.74%	1.74%	1.58%	4.27	% (7)	5.92	% (7)
Ratio of net expenses to average net assets (8)	1.50	% (7)	1.50%	1.50%	1.50%	1.50%	1.50	% (7)	1.50	% (7)
Ratio of net investment income (loss) to average net assets (8)	(0.38	)% (7)	(0.28)%	(0.54)%	(0.48)%	(0.13)%	(0.36	)% (7)	0.05	% (7)
Portfolio Turnover Rate	46	% (5)	115%	47%	88%	256%	42	% (5)	19	% (5)

(1)	For the period of April 1, 2015 to September 30, 2015.

(2)	The Leland Thomson Reuters Venture Capital Index Fund I shares commenced operations on October 1, 2014.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.

(7)	Annualized.

(8)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(9)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS(Unaudited)
March 31, 2020

1.	ORGANIZATION

The Leland Real Asset Opportunities Fund (“Real Asset Opportunities Fund”), the Leland Thomson Reuters Private Equity Buyout Index Fund (“Private Equity Buyout Index Fund”), and the Leland Thomson Reuters Venture Capital Index Fund (“Venture Capital Index Fund”), are each a series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company (Real Asset Opportunities Fund, Private Equity Buyout Index Fund, and Venture Capital Index Fund are each a “Fund” and collectively the “Funds”). Real Asset Opportunities Fund is a non-diversified series of the Trust. The investment objective of the Real Asset Opportunities Fund is total return from capital appreciation with an emphasis on income. Private Equity Buyout Index Fund and Venture Capital Index Fund are each diversified series of the Trust. The investment objective of the Private Equity Buyout Index Fund is to correspond generally to the price performance of a specific benchmark designed to track the aggregate performance of U.S. private equity-backed companies. The investment objective of the Venture Capital Index Fund is to correspond generally to the price performance of a specific benchmark designed to track the aggregate performance of U.S. venture capital-backed companies.

Each Fund currently offers three classes of shares: Class A, Class I and Class C shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Class I and Class C shares are offered at NAV. Each share class represents an interest in the same assets of a Fund and share classes are identical except for differences in their distribution charges, sales charges, and minimum investment amounts. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The Real Asset Opportunities Fund commenced operations on October 1, 2013. The Private Equity Buyout Index Fund commenced operations on September 18, 2015. The Venture Capital Index Fund Class A and Class I shares commenced operations on October 1, 2014. The Venture Capital Index Fund acquired all of the assets and liabilities of the MPS Thomson Reuters Venture Capital Index Fund (the “Predecessor Fund”) in a tax-free reorganization on September 24, 2015. In connection with this acquisition, Institutional Class shares of the Predecessor Fund were exchanged for Class I shares of the Venture Capital Index Fund; and Class A shares of the Predecessor Fund were exchanged for Class A shares of the Venture Capital Index Fund. The Venture Capital Index Fund Class C shares commenced operations on September 23, 2015. The Venture Capital Index Fund changed its fiscal year end from March 31 to September 30.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Updates (“ASU”) 2013-08.

Security Valuation – Securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (“the Board”).

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS(Unaudited) (Continued)
March 31, 2020

The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Underlying Funds - A Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective NAVs as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS(Unaudited) (Continued)
March 31, 2020

less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2020 for the Funds’ investments measured at fair value:

REAL ASSET OPPORTUNITIES FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stock	$1,600,521	$—	$—	$1,600,521
Preferred Stock	1,097,349	—	—	1,097,349
Real Estate Investment Trusts	2,016,843	—	—	2,016,843
Short-Term Investment	2,796,167	—	—	2,796,167
Total	$7,510,880	$—	$—	$7,510,880

PRIVATE EQUITY BUYOUT INDEX FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stock	$16,971,328	$—	$—	$16,971,328
Real Estate Investment Trusts	160,576	—	—	160,576
Short-Term Investment	1,075,754	—	—	1,075,754
Total	$18,207,658	$—	$—	$18,207,658
Liabilities
Derivatives
Swap Contracts **	$—	$2,179,080	$—	$2,179,080

VENTURE CAPITAL INDEX FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stock	$145,406,657	$—	$—	$145,406,657
Real Estate Investment Trust	99,294	—	—	99,294
Short-Term Investment	10,211,417	—	—	10,211,417
Swap Contracts **		3,399,715		3,399,715
Total	$155,717,368	$3,399,715	$—	$159,117,083
Liabilities
Derivatives
Swap Contracts **	$—	$9,080,778	$—	$9,080,778

The Funds did not hold any Level 3 securities during the period.

*	Refer to the Portfolios of Investments for security classifications.

**	Cumulative appreciation (depreciation) of swap contracts is reported in the above table.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS(Unaudited) (Continued)
March 31, 2020

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

The Funds hold certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.

Return of capital distributions received from REIT securities and Master Limited Partnership ETFs are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Exchange Traded Funds - The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which they invest, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Swap Agreements – The Funds are subject to equity price risk in the normal course of pursuing its investment objective. The Funds may hold swaps subject to equity price risk. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Funds are subject to equity price risk. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS(Unaudited) (Continued)
March 31, 2020

As of March 31, 2020, the Private Equity Buyout Index Fund and Venture Capital Index Fund had net unrealized losses from open swap contracts in the amount of $2,179,080 and $5,681,063, respectively. For the six months ended March 31, 2020, the Private Equity Buyout Index Fund had realized losses of $141,045 and the Venture Capital Index Fund had realized gains of $16,584,960 from swap contracts. The derivative instruments outstanding as of March 31, 2020 as disclosed in the Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2020:

	Contract
	Type/Primary	Balance Sheet		Balance Sheet
Fund	Risk Exposure	Location	Fair Value	Location	Fair Value
Private Equity Buyout Index Fund	Equity	Unrealized gain on swap contracts	$—	Unrealized loss on swap contracts	$2,150,151
Venture Capital Index Fund	Equity	Unrealized gain on swap contracts	3,399,715	Unrealized loss on swap contracts	8,938,488

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations as of March 31, 2020:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Swap Contracts	Net realized gain (loss) from swap contracts;
Net change in unrealized appreciation (depreciation) on swaps

The following is a summary of the Funds’ realized gain (loss) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended:

Realized gain/(loss) on derivatives recognized in the Statements of Operations
		Total for the six months ended
Derivative Investment Type	Equity Risk	March 31, 2020
Private Equity Buyout Index Fund
Swap Contracts	$(141,045)	$(141,045)
Venture Capital Index Fund
Swap Contracts	16,584,960	16,584,960

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
		Total for the six months ended
Derivative Investment Type	Equity Risk	March 31, 2020
Private Equity Buyout Index Fund
Swap Contracts	$(2,789,615)	$(2,789,615)
Venture Capital Index Fund
Swap Contracts	(4,418,721)	(4,418,721)

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS(Unaudited) (Continued)
March 31, 2020

Offsetting of Financial Assets and Derivative Assets

The following tables show additional information regarding the offsetting of assets and liabilities at March 31, 2020 for the Private Equity Buyout Index Fund and Venture Capital Index Fund:

Private Equity Buyout Index Fund
Gross Amounts Not Offset in the
Liabilities				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts	Statement of	in the Statement
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Received *	Net Amount **
Swap Contracts	$(2,150,151)	$—	$(2,150,151)	$2,150,151	$—	$—
Total	$(2,150,151)	$—	$(2,150,151)	$2,150,151	$—	$—

Venture Capital Index Fund
Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
Net Amounts of
		Gross Amounts	Liabilities
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of
	Recognized	Assets &	Assets &	Financial	Cash Collateral
Description	Assets	Liabilities	Liabilities	Instruments ***	Pledged *	Net Amount **
Swaps Contracts	$3,399,715	$—	$3,399,715	$(3,399,715)	$—	$—
Total	$3,399,715	$—	$3,399,715	$(3,399,715)	$—	$—

Venture Capital Index Fund
Gross Amounts Not Offset in the
Liabilties:				Statement of Assets & Liabilities
Net Amounts of
		Gross Amounts	Liabilities
		Offset in the	Presented in the
	Gross Amounts of	Statement of	Statement of
	Recognized	Assets &	Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments ***	Pledged *	Net Amount **
Swaps Contracts	$(8,938,488)	$3,399,715	$(5,538,773)	$5,538,773	$—	$—
Total	$(8,938,488)	$3,399,715	$(5,538,773)	$5,538,773	$—	$—

*	Collateral pledged is limited to the net outstanding amount due to/from one individual counterparty. The actual collateral amounts pledged may exceed these amounts and fluctuate in value.

**	Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default. Exposure from over the counter financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

***	Includes a portion of market value of securities held as collateral on swaps.

Distributions to Shareholders – The following table summarizes each Fund’s Investment Income and Capital Gain declaration policy:

Fund	Income Dividends	Capital Gains
Real Asset Opportunities Fund	Monthly	Annually
Private Equity Buyout Index Fund	Annually	Annually
Venture Capital Index Fund	Annually	Annually

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS(Unaudited) (Continued)
March 31, 2020

Each Fund records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

Federal Income Tax – Each Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2017 to September 30, 2019 or expected to be taken in the Funds’ September 30, 2020 year end tax returns. Each Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where each Fund makes significant investments; however, each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Good Harbor Financial, LLC (the “Adviser”), serves as investment adviser to the Funds. Subject to the oversight of the Board, the Adviser is responsible for the management of each Fund’s investment portfolio.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, each Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Real Asset Opportunities Fund’s average daily net assets and 1.25% of the Private Equity Index Fund and Venture Capital Index Fund’s average daily net assets. During the six months ended March 31, 2020, the Adviser earned the following fees:

Fund	Advisory Fee
Real Asset Opportunities Fund	$54,974
Private Equity Buyout Index Fund	124,336
Venture Capital Index Fund	814,431

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS(Unaudited) (Continued)
March 31, 2020

Pursuant to a written agreement (the “Waiver Agreement”), the Adviser has agreed, at least until January 31, 2021 for the Funds, to waive a portion of its advisory fee and to reimburse each Fund for other expenses to the extent necessary so that the total expenses incurred by each Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))) do not exceed 1.75%, 2.50%, and 1.50% of the daily average net assets attributable to each Fund’s Class A, Class C and Class I shares (the “Expense Limitation”), respectively. During the six month period ended March 31, 2020, the Adviser waived fees, pursuant to the Waiver Agreement, in the amounts of:

Fund	Fees waived by the Adviser
Real Asset Opportunities Fund	$—
Private Equity Buyout Index Fund	26,614
Venture Capital Index Fund	145,515

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the operating expenses attributable to Class A, Class C and Class I shares are subsequently less than the Expense Limitation, the Adviser shall be entitled to reimbursement by the applicable Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the expenses to exceed the Expense Limitation at the time of the waiver or recoupment. If Fund operating expenses attributable to Class A, Class C and Class I shares subsequently exceed the Expense Limitation at the time of the waiver or recoupment, the reimbursements shall be suspended.

The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Adviser through September 30 of the year indicated.

Fund	2020	2021	2022
Real Asset Opportunities Fund	$214,515	$142,448	$45,881
Private Equity Buyout Index Fund	26,282	46,594	56,758
Venture Capital Index Fund	27,413	116,158	307,693

The Trust, with respect to each Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A and Class C shares (the “Plans”). The Plans provide that a monthly service fee is calculated at an annual rate of 0.25% and 1.00% of its average daily net assets attributable to each Fund’s Class A and Class C shares, respectively. Pursuant to the Plans, each Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. Pursuant to the Plans, the table below shows the fees incurred during the six months ended March 31, 2020.

Fund	Distribution (12b-1) fees incurred
Real Asset Opportunities Fund
Class A	$2,163
Class C	16,444
Private Equity Buyout Index Fund
Class A	472
Class C	2,500
Venture Capital Index Fund
Class A	55,374
Class C	34,244

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS(Unaudited) (Continued)
March 31, 2020

Northern Lights Distributors, LLC (the “Distributor” or “NLD”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A, Class C, and Class I shares. The table below shows the amount the Distributor received in underwriting commissions and the amount that was retained by the principal underwriter during the six months ended March 31, 2020.

		Amount
	Underwriting	Retained by
Fund	Commissions	Underwriter
Venture Capital Index Fund
Class A	$274,207	$39,912

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with GFS, each Fund pays GFS customary fees based on aggregate net assets of the Funds, for providing administration, fund accounting, and transfer agency services to the Funds. In accordance with this agreement, GFS pays for all other operations services for the Funds, including but not limited to legal fees, audit fees, compliance services and custody fees. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds as part of the administrative service fee.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Funds as part of the administrative service fee.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the six months ended March 31, 2020 were as follows:

Fund	Purchases	Sales
Real Asset Opportunities Fund	$1,931,870	$5,002,810
Private Equity Buyout Index Fund	5,659,612	4,762,838
Venture Capital Index Fund	121,278,987	57,264,863

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS(Unaudited) (Continued)
March 31, 2020

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to each Fund. For the six months ended March 31, 2020 the redemption fees paid are as follows:

Fund	Redemption Fee
Private Equity Buyout Index Fund
Class A	1
Class C	28
Class I	9
Venture Capital Index Fund
Class A	18,414
Class C	2,935
Class I	21,018

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. Persons controlling the Funds can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Funds’ fundamental policies or the terms of the advisory agreement with the Adviser. As of March 31, 2020, the following shareholders held in excess of 25% of the voting securities of the Funds listed, for the sole benefit of customers and may be deemed to control each Fund.

		Percentage of Voting
Fund	Shareholder	Securities as of
Real Asset Opportunities Fund	TD Ameritrade	25.7%
Private Equity Buyout Index Fund	National Financial Services LLC	60.4%

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at March 31, 2020, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Real Asset Opportunities Fund	$9,801,213	$142,695	$(2,433,028)	$(2,290,333)
Private Equity Buyout Index Fund	17,402,934	2,282,036	(1,477,312)	804,724
Venture Capital Index Fund	163,488,051	4,282,588	(12,053,271)	(7,770,683)

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS(Unaudited) (Continued)
March 31, 2020

The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

For the year ended September 30, 2019:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Real Asset Opportunities Fund	$493,192	$—	—	$493,192
Private Equity Buyout Index Fund	1,108,518	70,385	27,002	1,205,905
Venture Capital Index Fund	5,275,567	132,635	622	5,408,824

For the year ended September 30, 2018:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Real Asset Opportunities Fund	$1,530,566	$—	—	$1,530,566
Private Equity Buyout Index Fund	493,363	99,414	—	592,777
Venture Capital Index Fund	1,676,007	380,819	—	2,056,826

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

			Post				Total
	Undistributed	Undistributed	October Loss	Capital Loss	Other	Unrealized	Accumulated
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Earnings/
	Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Losses)
Real Asset Opportunities Fund	$33,243	$—	$(1,020,044)	$(49,129,618)	$—	$(934,731)	$(51,051,150)
Private Equity Buyout Index Fund	—	—	(242,251)	(60,338)	—	3,478,731	3,176,142
Venture Capital Index Fund	—	—	(102,783)	(3,962,965)	—	11,758,816	7,693,068

The difference between book basis and tax basis are primarily attributable to the tax deferral of losses on wash sales, the mark-to-market treatment on swap contracts, adjustments for real estate investment trusts, and tax adjustments for C-Corporation return of capital distributions.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
Real Asset Opportunities Fund	$1,020,044
Private Equity Index Fund	242,251
Venture Capital Index Fund	102,783

LELAND FUNDS
NOTES TO FINANCIAL STATEMENTS(Unaudited) (Continued)
March 31, 2020

At September 30, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
Real Asset Opportunities Fund	$42,583,050	$6,546,568	$49,129,618	$—
Private Equity Index Fund	60,338	—	60,338	—
Venture Capital Index Fund	3,957,233	5,732	3,962,965	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, resulted in reclassifications for the Funds for the year ended September 30, 2019 as follows:

	Paid
	In	Distributable
	Capital	Earnings
Real Asset Opportunities Fund	$(676,428)	$676,428
Private Equity Buyout Index Fund	(299,499)	299,499
Venture Capital Index Fund	(796,590)	796,590

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

LELAND FUNDS
EXPENSE EXAMPLES (Unaudited)
March 31, 2020

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
Actual	10/1/19	3/31/20	10/1/19 - 3/31/20 *	Expense Ratio
Leland Real Asset Opportunities Fund
Class A	$1,000	$656.10	$7.16	1.73%
Class C	$1,000	$653.60	$10.27	2.48%
Class I	$1,000	$657.70	$6.13	1.48%
Leland Thomson Reuters Private Equity Buyout Index Fund
Class A	$1,000	$726.80	$7.55	1.75%
Class C	$1,000	$723.90	$10.77	2.50%
Class I	$1,000	$727.60	$6.48	1.50%
Leland Thomson Reuters Venture Capital Index Fund
Class A	$1,000	$1,024.60	$8.86	1.75%
Class C	$1,000	$1,020.90	$12.63	2.50%
Class I	$1,000	$1,025.50	$7.60	1.50%

LELAND FUNDS
EXPENSE EXAMPLES (Unaudited)(Continued)
March 31, 2020

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
Hypothetical (5% return before expenses)	10/1/19	3/31/20	10/1/19 - 3/31/20 *	Expense Ratio
Leland Real Asset Opportunities Fund
Class A	$1,000	$1,016.35	$8.72	1.73%
Class C	$1,000	$1,012.64	$12.50	2.48%
Class I	$1,000	$1,017.60	$7.47	1.48%
Leland Thomson Reuters Private Equity Buyout Index Fund
Class A	$1,000	$1,016.25	$8.82	1.75%
Class C	$1,000	$1,012.50	$12.58	2.50%
Class I	$1,000	$1,017.50	$7.57	1.50%
Leland Thomson Reuters Venture Capital Index Fund
Class A	$1,000	$1,016.25	$8.82	1.75%
Class C	$1,000	$1,012.50	$12.58	2.50%
Class I	$1,000	$1,017.50	$7.57	1.50%

*	Expenses are equal to the average account value over the period, multiplied by the applicable Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■        Social Security number and income

■        assets, account transfers and transaction history

■        investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share
For joint marketing with other financial companies	NO	We don’t share
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We don’t share
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■        open an account or give us contact information

■       provide account information or give us your income information

■        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■      sharing for affiliates’ everyday business purposes—information about your creditworthiness

■      affiliates from using your information to market to you

■       sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-270-2848 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-270-2848.

INVESTMENT ADVISOR
Good Harbor Financial, LLC
330 East Main Street, Third Floor
Barrington, IL 60010

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd St, Suite 100
Elkhorn, NE 68022

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 6/5/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 6/5/20

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 6/5/20